EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  William L. Brown
                              _______________________________
                              William L. Brown

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  David R. Crichton
                              _______________________________
                              David R. Crichton

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  Samuel S. Dennis 3d
                              _______________________________
                              Samuel S.  Dennis 3d

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  William R. Fenoglio
                              _______________________________
                              William R. Fenoglio


                                                    EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  Daniel B. Hogan
                              _______________________________
                              Daniel B. Hogan

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  Thomas L. King
                              _______________________________
                              Thomas L. King

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  C. Kevin Landry
                              _______________________________
                              C. Kevin Landry

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  H. Nicholas Muller, III
                              _______________________________
                              H. Nicholas Muller, III

                                                  EXHIBIT 24


POWER OF ATTORNEY


     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended June 30, 1998, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.

     Witness my signature as of the 14th day of September, 1998.


                              /s/  Sol Sackel
                              _______________________________
                              Sol Sackel